UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 1, 2022

Invesco Mortgage Capital Inc.

(Exact Name of Registrant as Specified in its Charter)

Maryland	001-34385	26-2749336
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1555 Peachtree Street, NE, Atlanta, Georgia	30309
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (404) 892-0896

n/a

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $0.01 per share	IVR	New York Stock Exchange
7.75% Fixed-to-Floating Series B Cumulative Redeemable Preferred Stock	IVR PrB	New York Stock Exchange
7.50% Fixed-to-Floating Series C Cumulative Redeemable Preferred Stock	IVR PrC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

After the close of business on June 3, 2022, Invesco Mortgage Capital Inc. (the “Company”) effected the previously announced 1-for-10 reverse stock split (the “Reverse Stock Split”) of its outstanding shares of common stock, par value $0.01 per share (the “Common Stock”). On June 1, 2022, the Company filed with the State Department of Assessments and Taxation of Maryland two Articles of Amendment (the “Amendments”) to its charter that: (i) provided for a 1-for-10 reverse stock split of the issued and outstanding shares of Common Stock, effective at 5:00 p.m., Eastern Time, on June 3, 2022, and (ii) provided for the par value of the Common Stock to be changed from $0.10 per share (as a result of the reverse stock split) back to $0.01 per share, effective at 5:01 p.m., Eastern Time, on June 3, 2022. Fractional shares resulting from the Reverse Stock Split will be paid in cash based on the closing price of the Common Stock on the New York Stock Exchange (“NYSE”) on June 3, 2022, after taking into account the Reverse Stock Split. The Reverse Stock Split affected all record holders of Common Stock uniformly and did not affect any record holder’s percentage ownership interest, except for de minimis changes as a result of the elimination of fractional shares.

The Reverse Stock Split did not affect the number of the Company’s authorized shares of Common Stock under its charter.

The Common Stock will begin trading on a split-adjusted basis on the NYSE at the opening of trading on June 6, 2022. The Common Stock continues to trade on the NYSE under the symbol “IVR”, but with a new CUSIP number: 46131B704.

The foregoing description of the Amendments does not purport to be complete and is subject to and qualified in its entirety by reference to the Amendments, which are filed as Exhibit 3.1 and Exhibit 3.2 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

3.1	Articles of Amendment of Invesco Mortgage Capital Inc.

3.2	Articles of Amendment of Invesco Mortgage Capital Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

INVESCO MORTGAGE CAPITAL INC.

By:	/s/ Rebecca S. Smith
Name:	Rebecca S. Smith
Title:	Vice President and Secretary

Dated: June 3, 2022